                           CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Post-Effective Amendment No. 1 on Form S-3 to Form S-11 No. 333-64973) and related Prospectus of Prime Group Realty Trust for the registration of 2,000,000 Series A Cumulative Convertible Preferred Shares of Beneficial Interest and 11,711,075 Common Shares of Beneficial Interest and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in Prime Group Realty Trust's filings as indicated below, filed with the Securities and Exchange Commission.


--------------------------------------------------------------------------------------------------------
                                                         Date of Auditors'
Financial Statements                                         Report                 Filing
--------------------------------------------------------------------------------------------------------
 Consolidated  financial  statements  of  Prime  Group    March 27, 1998            1997 Annual Report on
 Realty Trust at December 31, 1997, and for the period                              Form 10-K, as amended
 from  November  17, 1997 to December 31, 1997 and the                              by Form 10-K/A
 combined  financial  statements  of  the  Predecessor
 Properties  at  December 31, 1996, and for the period
 from January 1, 1997 to November 16, 1997 and for the
 two years in the period ended December 31, 1996

 Statement   of   revenue   and   certain  expenses of   December 5, 1997           Current Report on Form
 Continental Office Towers for the year ended December                              8-K, as amended by Form
 31, 1996                                                                           8-K/A dated December 15,
                                                                                    1997

 Statement   of   revenue   and   certain  expenses of   December 2, 1997           Current Report on Form
 180 North LaSalle Street for the year ended  December                              8-K, as amended by Form
 31, 1996                                                                           8-K/A dated December 15,
                                                                                    1997

 Statement  of  revenue  and  certain expenses of 2675   December 4, 1997           Current  Report on Form
 Mayfair  for  the  period  from  January  1,  1997 to                              8-K dated December 30,
 September 30, 1997                                                                 1997, as amended by the
                                                                                    Form 8-K/A dated
                                                                                    December 15, 1997 (filed
                                                                                    on February 27, 1998)

 Statement of revenue and certain expenses of 33 North   November 24, 1997          Current Report on Form
 Dearborn  for  the  year ended December 31, 1996                                   8-K, as amended by Form
                                                                                    8-K/A dated January 14,
                                                                                    1998


 Statement of revenue and certain expenses of Commerce   December 20, 1997          Current Report on Form
 Point for the year ended December 31, 1996                                         8-K, as amended by Form
                                                                                    8-K/A dated February
                                                                                    20, 1998



 Statement  of  revenue  and  certain  expenses of 208   January 30, 1998           Current Report on Form
 South LaSalle for the year ended December 31, 1997                                 8-K dated March 31,
                                                                                    1998




 Statement  of  revenue  and  certain  expenses of 122   January 30, 1998           Current Report on Form
 South Michigan Avenue for the year ended December 31,                              8-K dated March 31,
 1997                                                                               1998


 Statement  of  revenue  and  certain expenses of 6400    April 16, 1998            Current Report on Form
 Shafer Court for the year ended December 31, 1997                                  8-K dated May 29, 1998


 Statement  of  revenue  and  certain  expenses of Two    April 23, 1998            Current Report on Form
 Century Centre for the year ended December 31, 1997                                8-K dated May 29, 1998




                                                           Ernst & Young LLP


Chicago, Illinois
November 20, 1998